Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Northfield Laboratories Inc. on Form 10-Q for the period ended November 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donna O’Neill-Mulvihill, Vice President of Finance of Northfield Laboratories Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northfield Laboratories Inc.

Date: January 9, 2008

/s/ Donna O’Neill-Mulvihill

Donna O’Neill-Mulvihill
Vice President of Finance